Letter of Transmittal

by

Prestige Brands, Inc.

For Tender of Any and All of

Our Outstanding Unregistered 8.25% Senior Notes due 2018

for

Up to $100,024,000 of our New, Registered 8.25% Senior Notes due 2018

Pursuant to the Prospectus

dated                 , 2011

THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON                 , 2011, UNLESS EXTENDED OR EARLIER TERMINATED (SUCH TIME AND DATE, AS THE SAME MAY BE EXTENDED, THE “EXPIRATION DATE”).  TENDERS MAY BE WITHDRAWN PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.  HOLDERS OF NOTES WHO DO NOT TENDER THEIR NOTES BY THE EXPIRATION DATE WILL CONTINUE TO HOLD NOTES WHICH ARE SUBJECT TO TRANSFER RESTRICTIONS, AND THE LIQUIDITY OF THE TRADING MARKET FOR ANY UNTENDERED NOTES MAY BE SUBSTANTIALLY LIMITED.

The Exchange Agent for the Exchange Offer is:

U.S. Bank National Association

If you want to accept the Exchange Offer, this Letter of Transmittal must be completed, signed and timely submitted to U.S. Bank National Association, the exchange agent (the “Exchange Agent”), as follows:

In Person, By Registered or Certified Mail or Overnight Courier:	By Facsimile Transmission: (For Eligible Institutions Only)

60 Livingston Avenue St. Paul, Minnesota 55107 Attn: Specialized Finance Department Tel (Toll-Free): 800-934-6802	651-495-8158 Attn: Specialized Finance Department

Delivery of this Letter of Transmittal to an address other than as set forth above, or of instructions via a facsimile number other than as listed above, will not constitute a valid delivery to the Exchange Agent.

This Exchange Offer is not being made to, nor will we accept tenders from or on behalf of, holders of outstanding 8.25% Senior Notes due 2018 in any jurisdiction in which the Exchange Offer or the acceptance of it would not be in compliance with the laws of such jurisdiction.

IMPORTANT INFORMATION

The prospectus dated                , 2011 of Prestige Brands, Inc., a Delaware corporation (the “Company”), and this letter of transmittal (as it may be amended, the “Letter of Transmittal”) together constitute our offer to exchange up to $100,024,000 aggregate principal amount of the Company’s 8.25% Senior Notes due 2018 (the “Exchange Notes”) that will be registered under the Securities Act of 1933, as amended (the “Securities Act”), in exchange (as it may be amended from time to time, the “Exchange Offer”) for up to $100 million aggregate principal amount of the Company’s outstanding unregistered 8.25% Senior Notes due 2018 issued on November 1, 2010 (the “New Notes”) and up to $24,000 aggregate principal amount of the Company’s outstanding unregistered 8.25% Senior Notes due 2018 issued on March 24, 2010 (the “Initial Notes”) that were not tendered in a prior exchange offer.  Where appropriate, references to New Notes in this Letter of Transmittal shall also mean the up to $24,000 aggregate principal amount of unregistered Initial Notes that may also be tendered pursuant to the Exchange Offer.  The Company is a wholly-owned subsidiary of Prestige Brands Holdings, Inc., a Delaware corporation (the “Parent”).  For each New Note that we accept for exchange, the holder of the New Note will receive an Exchange Note having a principal amount equal to that of the surrendered New Note.  Holders of New Notes should carefully read the prospectus for additional information concerning the New Notes and the Exchange Offer.

The form and terms of the Exchange Notes will be identical in all material respects to the form and terms of the New Notes except that:

•	the Exchange Notes will bear a different CUSIP number from the New Notes;

•	the Exchange Notes will be registered under the Securities Act, and therefore, the Exchange Notes generally will be issued free from transfer restrictions; and

•
holders of the Exchange Notes will not be entitled to any registration rights under that certain registration rights agreement that we entered into with the initial purchasers of the New Notes (the “Registration Rights Agreement”).

This Letter of Transmittal is to be used by registered holders (“Holders”) of the New Notes.  This Letter of Transmittal is to be used by Holders if certificates representing New Notes are to be physically delivered to the Exchange Agent herewith by Holders and such Holders’ tender of New Notes are not being transmitted through DTC’s Automated Tender Offer Program (“ATOP”).

Holders who are accepting the Exchange Offer by book-entry transfer to the Exchange Agent’s account at DTC can execute their tender through ATOP.  Participants of DTC that are accepting the Exchange Offer must transmit their acceptance through ATOP to DTC, which will verify the acceptance and execute a book-entry delivery to the Exchange Agent’s account at DTC.  DTC will then send an Agent’s Message (“Agent’s Message”) to the Exchange Agent for its acceptance.  Delivery of the Agent’s Message by DTC will satisfy the terms of the Exchange Offer in lieu of execution and delivery of a Letter of Transmittal by the participant identified in the Agent’s Message.  Accordingly, the Letter of Transmittal need not be completed by a Holder tendering through ATOP.

Note that the Exchange Offer does not include a provision for delivering New Notes pursuant to a notice of guaranteed delivery.

The date on which Holders who validly tender and do not withdraw their New Notes will receive a like amount of Exchange Notes in respect of any New Notes validly tendered (and not validly withdrawn) is expected to be promptly following the Expiration Date.  Tenders may not be withdrawn at any time after 5:00 p.m. on the Expiration Date (the “Withdrawal Time”) unless the Company is otherwise required by applicable law to permit the withdrawal and revocation or unless the Exchange Offer is terminated without any New Notes being exchanged thereunder, as described in the prospectus.

Delivery of documents to DTC or the Company does not constitute delivery to the Exchange Agent.

The Exchange Offer is subject to the satisfaction or waiver of certain conditions, as specified in the Exchange Offer.

The undersigned should complete, execute and deliver this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer.

THE DELIVERY OF THIS LETTER OF TRANSMITTAL SHALL NOT UNDER ANY CIRCUMSTANCES CREATE ANY IMPLICATION THAT THE INFORMATION CONTAINED HEREIN IS CORRECT AS OF ANY TIME SUBSEQUENT TO THE DATE HEREOF OR THAT THERE HAS BEEN NO CHANGE IN THE INFORMATION SET FORTH HEREIN OR IN ANY ATTACHMENTS HERETO OR IN THE AFFAIRS OF THE PARENT, THE COMPANY OR ANY OF THE SUBSIDIARIES OF THE PARENT OR THE COMPANY SINCE THE DATE HEREOF.  THE COMPANY DISCLAIMS ANY OBLIGATION TO UPDATE OR REVISE ANY INFORMATION CONTAINED IN THIS LETTER OF TRANSMITTAL.

We reserve the right, at any time, to extend the Exchange Offer, in which case the term “Expiration Date” means the latest date and time to which the Exchange Offer is extended.  In order to extend the Exchange Offer, we will notify the Exchange Agent by oral or written notice and will issue a press release or other public announcement of the extension, each prior to 9:00 a.m. New York City time, on the next business day after the previously scheduled Expiration Date.  The Exchange Offer is not conditioned upon the tender or acceptance for exchange of any minimum aggregate principal amount of New Notes.  However, the Exchange Offer is subject to certain conditions.  See “The Exchange Offer—Conditions to the Exchange Offer” in the prospectus.

TENDER OF NEW NOTES

List below the New Notes to which this Letter of Transmittal relates.  If the space provided is inadequate, list the certificate numbers and principal amounts on a separately executed schedule and affix the schedule to this Letter of Transmittal.  Tenders of New Notes will be accepted only in principal amounts equal to $2,000 and integral multiples of $1,000 in excess thereof.  This form should be completed by registered Holders of New Notes in certificated form.  DTC participants must tender New Notes through ATOP and should not complete this Letter of Transmittal.

DESCRIPTION OF 8.25% SENIOR NOTES DUE 2018
Name(s) and Address(es) of Registered Holder(s) in which New Notes are Held (please fill in, if blank)	Certificate Number(s)	Aggregate Principal Amount Represented	Principal Amount Tendered*

Total Principal Amount of New Notes

*	Unless otherwise specified, it will be assumed that the entire aggregate principal amount represented by the New Notes described above is being tendered.

The names and addresses of the registered Holders should be printed, if not already printed above, exactly as they appear on the New Notes tendered hereby.  The New Notes and the principal amount of New Notes that the undersigned wishes to tender should be indicated in the appropriate boxes.

NOTE: SIGNATURES MUST BE PROVIDED BELOW.

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

Ladies and Gentlemen:

The undersigned hereby tenders to the Company, on the terms and subject to the conditions set forth in the Exchange Offer, receipt of which is hereby acknowledged, and in accordance with this Letter of Transmittal, the principal amount of New Notes indicated in the table above entitled “Description of 8.25% Senior Notes due 2018” under the column heading “Principal Amount Tendered.”  By reading and signing this Letter of Transmittal, you acknowledge receipt of the prospectus dated                , 2011 relating to the Exchange Offer.

Subject to, and effective upon, the acceptance for exchange of, and exchange for, the New Notes tendered herewith in accordance with the terms and subject to the satisfaction or waiver of the conditions of the Exchange Offer, the undersigned hereby sells, assigns and transfers to, or upon the order of the Company, all right, title and interest in and to all of the New Notes tendered hereby, waives any and all other rights with respect to the New Notes (including, without limitation, any existing or past defaults and their consequences in respect of the New Notes and the indenture under which the New Notes were issued) and releases and discharges the Company and the Parent from any and all claims the undersigned may have now, or may have in the future, arising out of, or related to, the New Notes, including without limitation any claims that the undersigned is entitled to receive additional principal or interest payments with respect to the New Notes or to participate in any redemption or defeasance of the New Notes.  The undersigned hereby irrevocably constitutes and appoints the Exchange Agent the true and lawful agent of the undersigned (with full knowledge that the Exchange Agent also acts as the agent of the Company) with respect to such New Notes, with full powers of substitution and revocation (such appointment being deemed to be irrevocable) to:

(1)           present such New Notes and all evidences of transfer and authenticity to, or transfer ownership of, such New Notes upon the order of the Company;

(2)           present such New Notes for transfer of ownership on the books of Company;

(3)           receive all benefits and otherwise exercise all rights of beneficial ownership of such  New Notes; and

(4)           deliver to the Company and the Exchange Agent this Letter of Transmittal in accordance with the terms and conditions of the Exchange Offer, as set forth therein.

The undersigned understands that tenders of New Notes may be validly withdrawn by written or facsimile notice of withdrawal received by the Exchange Agent at any time prior to the Withdrawal Time, but not thereafter unless the Company is otherwise required by applicable law to permit the withdrawal and revocation.

In the event of a termination of the Exchange Offer, New Notes validly tendered pursuant to the Exchange Offer will be returned to the tendering Holders promptly.  If the Company makes a material change in the terms of, or the information concerning, the Exchange Offer, or waives any condition of the Exchange Offer that results in a material change to the circumstances of the Exchange Offer, the Company will disseminate additional Exchange Offer materials to the Holders and extend the Exchange Offer to the extent required by law.

The undersigned understands that tenders of New Notes pursuant to any of the procedures described in the Exchange Offer and in the instructions hereto and acceptance of such New Notes by the Company will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the satisfaction or waiver of the conditions of the Exchange Offer.  The undersigned understands that validly tendered New Notes (or defectively tendered New Notes with respect to which the Company has, or has caused to be, waived such defect) will be deemed to have been accepted by the Company if and when the Company gives oral (subsequently confirmed in writing) or written notice thereof to the Exchange Agent.

The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the New Notes tendered hereby, and that when such tendered New Notes are accepted for exchange by the Company, the Company will acquire good title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim or right.  You further represent that the information provided by you in this Letter of Transmittal is true and correct.  The undersigned will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or by the Company to be necessary or desirable to complete the sale, assignment, transfer, and exchange of the New Notes tendered hereby.

You further represent and warrant on behalf of yourself and any beneficial owner of the tendered New Notes that:

•	the Exchange Notes are being acquired in the ordinary course of business for investment purposes;

•	neither you nor any beneficial owner is our “affiliate” within the meaning of Rule 405 under the Securities Act; and

•
neither you nor any beneficial owner is engaged in, does not intend to engage in and has no arrangement or understanding with any person to participate in a distribution (within the meaning of the Securities Act) of the Exchange Notes.

You agree that our acceptance from you of any tendered New Notes and the issuance to you of Exchange Notes in exchange will constitute performance in full of our obligations under the Registration Rights Agreement and that we will have no further obligations or liabilities thereunder (except as expressly provided in the Registration Rights Agreement).

Based on interpretations by the staff of the SEC, as described in no-action letters issued to third parties, we believe that the Exchange Notes issued in the Exchange Offer in exchange for New Notes may be offered for resale, resold or otherwise transferred by Holders of the New Notes without compliance with the registration and prospectus delivery provisions of the Securities Act, if:

•	the Exchange Notes are acquired in the ordinary course of the Holders’ business for investment purposes;

•	neither the Holders nor any beneficial owner is an “affiliate” of ours within the meaning of Rule 405 under the Securities Act; and

•	neither the Holders nor any beneficial owner has an arrangement or understanding with any person to participate in a distribution (within the meaning of the Securities Act) of the Exchange Notes.

However, the SEC has not considered the Exchange Offer as described in the accompanying prospectus in the context of a no-action letter.  We cannot assure you that the staff of the SEC would make a similar determination with respect to the Exchange Offer as in the other circumstances.

Any Holder who is an affiliate of ours or who intends to participate in the Exchange Offer for the purpose of distributing Exchange Notes or any broker-dealer who purchased New Notes directly from us to resell pursuant to Rule 144A or any other available exemption under the Securities Act:

•	may not rely on the applicable interpretations of the staff of the SEC described above;

•	will not be permitted or entitled to tender the New Notes in the Exchange Offer; and

•	must comply with the registration and prospectus delivery requirements of the Securities Act in connection with any resale transaction.

Each broker-dealer that receives Exchange Notes for its own account in exchange for New Notes, where such securities were acquired by such broker-dealer as a result of market making activities or other trading activities, must acknowledge that it will deliver a prospectus that meets the requirements of the Securities Act in connection with any resale of the Exchange Notes.  By so acknowledging and by delivering a prospectus, a broker-dealer will not be deemed to admit that it is an “underwriter” within the meaning of the Securities Act.  See “Plan of Distribution” in the prospectus.

All authority conferred or agreed to be conferred by this Letter of Transmittal shall not be affected by, and shall survive, the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, trustees in bankruptcy, personal and legal representatives, successors and assigns of the undersigned.

The undersigned understands that the delivery and surrender of any New Notes is not effective, and the risk of loss of the New Notes does not pass to the Exchange Agent, until receipt by the Exchange Agent of this Letter of Transmittal (or a manually signed facsimile hereof), properly completed and duly executed, together with all accompanying evidences of authority and any other required documents in form satisfactory to the Company.  All questions as to the form of all documents and the validity (including time of receipt) and acceptance of tenders and withdrawals of New Notes will be determined by the Company, in its sole discretion, which determination shall be final and binding.

Unless otherwise indicated herein under “A. Special Issuance/Delivery Instructions,” the undersigned hereby request(s) that any New Notes representing principal amounts not tendered or not accepted for exchange be issued in the name(s) of, and delivered to, the undersigned.  Unless otherwise indicated herein under “B. Special Issuance/Delivery Instructions,” the undersigned hereby request(s) that Exchange Notes be issued to the order of, and delivered to, the undersigned.

In the event that the box entitled “A. Special Issuance/Delivery Instructions” is completed, the undersigned hereby requests that any New Notes representing principal amounts not tendered or not accepted for exchange be issued in the name(s) of, and be delivered to, the person(s) at the address(es) therein indicated.  The undersigned recognizes that the Company has no obligation pursuant to the box entitled “A. Special Issuance/Delivery Instructions” to transfer any New Notes from the names of the registered Holder(s) thereof if the Company does not accept for exchange any of such New Notes so tendered.

In the event that the box entitled “B. Special Issuance/Delivery Instructions” is completed, the undersigned hereby request(s) that the Exchange Notes be issued in the name(s) of; and be delivered to, the person(s) at the address(es) therein indicated.

A. SPECIAL ISSUANCE/DELIVERY	B. SPECIAL ISSUANCE/DELIVERY
INSTRUCTIONS	INSTRUCTIONS
(See Instructions 1, 4, 5 and 6)	(See Instructions 1, 4, 5 and 6)

To be completed ONLY if New Notes in a principal amount not tendered or not accepted for exchange are to be issued in the name of someone other than the person(s) whose signature(s) appear(s) within this Letter of Transmittal or to be issued to an address different from that shown in the box entitled “Description of 8.25% Senior Notes due 2018” within this Letter of Transmittal.

To be completed ONLY if the Exchange Notes are to be issued in the name of someone other than the person(s) whose signature(s) appear(s) within this Letter of Transmittal or are to be issued to an address different from that shown in the box entitled “Description of 8.25% Senior Notes due 2018” within this Letter of Transmittal.

Name:	Name:
(Please Print)	(Please Print)
Address:	Address:
(Please Print)	(Please Print)

(Zip Code)	(Zip Code)

(Taxpayer Identification or Social Security Number)	(Taxpayer Identification or Social Security Number)

PLEASE SIGN HERE

(To be completed by all tendering Holders unless an Agent’s Message is delivered in connection with book-entry transfer of such New Notes)

This Letter of Transmittal must be signed by the registered Holder(s) exactly as the name of such Holder appears on certificate(s) for New Note(s), or by person(s) authorized to become registered Holder(s) by endorsements and documents transmitted herewith.  If signature is by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, please set forth full title and see Instruction 4.

x

x
Signature(s) of Registered Holder(s) or Authorized Signatory
(See guarantee requirement below)

Dated:	, 2011

Name(s):
(Please Type or Print)

Capacity:
(Please Type or Print)

Area Code and Telephone Number:

Taxpayer Identification or Social Security No.:

(PLEASE COMPLETE ACCOMPANYING FORM W-9 OR APPLICABLE IRS FORM W-8)

SIGNATURE GUARANTEE (see Instructions 1 and 4)
(Certain signatures must be guaranteed by a Medallion Signature Guarantor (as defined below))

Authorized Signature:

Name(s):
(Please Type or Print)

Title:
(Please Type or Print)

Name of Eligible Institution:

Address:

Area Code and Telephone Number:

Dated:	, 2011

INSTRUCTIONS

Forming Part of the Terms and Conditions of the Exchange Offer

1.           Signature Guarantees. A recognized participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchange Medallion Program (each a “Medallion Signature Guarantor”) must guarantee the signatures on this Letter of Transmittal, unless the New Notes tendered hereby are tendered:

(a)           by a registered Holder that has not completed either of the boxes entitled “Special Issuance/Delivery Instructions” on this Letter of Transmittal; or

(b)           for the account of an eligible institution.

In other words, a Medallion Signature Guarantor must guarantee the signatures on this Letter of Transmittal if New Notes are tendered other than for the account of an eligible institution and:

(a)           the New Notes are registered in the name of a person other than the signer of this Letter of Transmittal;

(b)           New Notes not accepted for payment or not tendered are to be returned to a person other than the registered Holder; or

(c)           Delivery of Exchange Notes is to be made to a person other than the registered Holder.  See Instruction 5.

2.           Delivery of Letter of Transmittal and Exchange Notes. A properly completed and duly executed Letter of Transmittal or manually signed facsimile thereof (or confirmation of a book-entry transfer into the Exchange Agent’s account at DTC of all New Notes delivered electronically) and any other documents required by this Letter of Transmittal must be received by the Exchange Agent at its address set forth herein on or prior to the Expiration Date.  Delivery of documents to DTC does not constitute delivery to the Exchange Agent.

The method of delivery of this Letter of Transmittal, the New Notes and any other required documents, including delivery through DTC and any acceptance or Agent’s Message delivered through ATOP, is at the option and risk of the tendering Holder.  If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended.  In all cases, sufficient time should be allowed for such documents to reach the Exchange Agent.  Except as otherwise provided in this Instruction 2, delivery will be deemed made only when actually received by the Exchange Agent.  No alternative, conditional or contingent tenders will be accepted.  All tendering Holders, by execution of this Letter of Transmittal (or a facsimile thereof), waive any right to receive any notice of the acceptance of their New Notes for exchange.

3.           Inadequate Space. If the space provided herein is inadequate, the certificate numbers and/or the principal amount represented by New Notes should be listed on a separate schedule attached hereto.

4.           Signatures of Letter of Transmittal, Instruments of Transfer and Endorsements. If this Letter of Transmittal is signed by the registered Holders of the New Notes tendered hereby, the signatures must correspond with the name(s) as written on the face of the certificate(s) without alteration, enlargement or any change whatsoever.

If any of the New Notes tendered hereby are registered in the name of two or more Holders, all such Holders must sign this Letter of Transmittal.  If any of the New Notes tendered hereby are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittals as there are different registrations of certificates.

If this Letter of Transmittal or any New Notes or instrument of transfer is signed by a trustee, executor, administrator, guardian, attorney-in-fact, agent, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to the Company of such person’s authority to so act must be submitted.

When this Letter of Transmittal is signed by the registered Holders of the New Notes listed and transmitted hereby, no endorsements of New Notes or separate instruments of transfer are required unless payment is to be made, or New Notes not tendered or purchased are to be issued, to a person other than the registered Holders, in which case signatures on such New Notes or instruments of transfer must be guaranteed by a recognized member of the Medallion Signature Guarantee Program.

If this Letter of Transmittal is signed other than by the registered Holders of the New Notes listed, the New Notes must be endorsed or accompanied by appropriate instruments of transfer, in either case, signed exactly as the name or names of the registered Holders appear on the New Notes and signatures on such New Notes or instruments of transfer are required and must be guaranteed by a Medallion Signature Guarantor, unless the signature is that of an eligible institution.

5.           Special Issuance and Delivery Instructions. If Exchange Notes are to be issued in the name of a person other than the signer of this Letter of Transmittal or to an address other than that shown above, the appropriate “Special Issuance/Delivery Instructions” boxes above on this Letter of Transmittal should be completed.  All New Notes tendered by book-entry transfer and not accepted for exchange will be returned by crediting the account at DTC from which such New Notes were delivered.

6.           Federal Income Tax Treatment of the Exchange. The exchange of New Notes for Exchange Notes pursuant to the Exchange Offer will not constitute a taxable exchange for U.S. federal income tax purposes.  As a result, (1) a Holder will not recognize taxable gain or loss as a result of exchanging such Holder’s New Notes for Exchange Notes in the Exchange Offer; (2) the holding period of the Exchange Notes will include the holding period of the New Notes exchanged therefor; and (3) the adjusted basis of the Exchange Notes received will be the same as the adjusted basis of the New Notes exchanged therefor immediately before such exchange.

7.           Transfer Taxes. The Company will pay or cause to be paid all transfer taxes, if any, required to be paid by the Company with respect to the exchange of New Notes pursuant to the Exchange Offer.  If an Exchange Note is to be made to, or if New Notes not tendered for exchange pursuant to the Exchange Offer are to be registered in the name of any persons other than the registered owners, or if a transfer tax is imposed for any reason other than the exchange of the New Notes in connection with the exchange of New Notes pursuant to the Exchange Offer, the amount of any transfer tax (whether imposed on the registered Holder or such other person) payable on account of the transfer to such other person will be payable by the tendering Holder.  Unless satisfactory evidence of the payment of such transfer taxes or exemption therefrom is submitted with this Letter of Transmittal, the amount of such transfer taxes will be billed directly to the tendering Holder.

8.           Waiver of Conditions. To the extent permitted by applicable law, the conditions of the Exchange Offer may be waived by the Company in whole or in part at any time and from time to time in its sole discretion, in the case of any New Notes tendered.

9.           Withholding Tax; Internal Revenue Service Forms. To avoid the potential application of U.S. federal withholding taxes, each exchanging Holder (or other payee) should complete and provide to the Exchange Agent a substitute Form W-9, in the case of a U.S. Holder, or an Internal Revenue Service (“IRS”) Form W-8BEN or other appropriate IRS Form W-8, in the case of a non-U.S. Holder.  Each U.S. Holder, when completing a substitute Form W-9, is required to provide the U.S. Holder’s correct taxpayer identification number (“TIN”) (generally the U.S. Holder’s Social Security or Employer Identification Number), along with certain other information, and to certify under penalties of perjury that the U.S. Holder is a U.S. person, that such TIN is correct (or that such U.S. Holder is awaiting a TIN) and that the U.S. Holder is not subject to backup withholding.  Alternatively, a U.S. Holder can prevent backup withholding by providing a basis for exemption from backup withholding.  Failure to provide the correct information on substitute Form W-9 or an adequate basis for an exemption from the obligation to provide such information may subject the exchanging U.S. Holder to a $50 penalty imposed by the IRS and backup withholding at a rate of 28% of the reportable payments made with respect to the New Notes.  If withholding results in an overpayment of taxes, a refund or credit may be obtained, provided that the required information is timely furnished to the IRS.  A substitute Form W-9, along with the accompanying instructions, has been included with this Letter of Transmittal for completion by each U.S. Holder.

Non-U.S. Holders should not complete a substitute Form W-9.  Instead, to avoid U.S. federal withholding taxes, each Non-U.S. Holder should complete an IRS Form W-8BEN (or other appropriate type of IRS Form W-8).  In the case of Non-U.S. Holders for which IRS Form W-8BEN is the appropriate form, IRS Form W-8BEN requires a Non-U.S. Holder to provide such Non-U.S. Holder’s name and address, along with certain other information, and to certify, under penalties of perjury, that such Non-U.S. Holder is not a U.S. person.  Non-U.S. Holders may obtain an IRS Form W-8BEN and instructions (or other appropriate IRS Form W-8) from the Exchange Agent or from the IRS’s website (http://www.irs.gov).

Failure to include a properly completed substitute Form W-9 or IRS Form W-8BEN may result in the application of U.S. withholding taxes.

Payments attributable to accrued but unpaid interest made to a Non-U.S. Holder will be subject to 30% U.S. federal withholding tax unless the Non-U.S. Holder provides proper certification on an applicable IRS Form W-8.  Please see “Certain U.S. Federal Income Tax Considerations” of the accompanying prospectus.

Treasury Department Circular 230 Disclosure:  Any discussion of tax issues set forth in this Letter of Transmittal was written in connection with the promotion and marketing of the transactions described in this Letter of Transmittal.  Such discussion was not intended or written to be used, and it cannot be used, by any person for the purpose of avoiding any tax penalties that may be imposed on such person.  Each investor should seek advice based on its particular circumstances from an independent tax adviser.

10.           Requests for Assistance or Additional Copies. Any questions or requests for assistance or additional copies of the prospectus or this Letter of Transmittal may be directed to the Exchange Agent at the telephone number and location listed on the back cover.

11.           Partial Tenders.  Tenders of New Notes will be accepted only in aggregate principal amounts equal to $2,000 and integral multiples of $1,000 in excess thereof.  If Holders wish to tender with respect to less than the entire aggregate principal amount evidenced by any New Notes submitted, such Holders must fill in the aggregate principal amount that is to be tendered in the column entitled “Principal Amount Tendered” in the table above entitled “Description of 8.25% Senior Notes due 2018.”  In the case of a partial tender of New Notes, as soon as practicable after the Expiration Date, new certificates for the remainder of the New Notes that were evidenced by such Holder’s old certificates will be sent to such Holder, unless otherwise provided in the appropriate box of this Letter of Transmittal.  The entire aggregate principal amount that is represented by New Notes delivered to the Exchange Agent will be deemed to have been tendered in the Exchange Offer with respect to the entire aggregate principal amount of such New Notes, unless otherwise indicated.

12.           Brokerage Commissions.  No brokerage commissions are payable by Holders of the New Notes to the Company or the Exchange Agent.

IMPORTANT: This Letter of Transmittal (or a facsimile hereof), together with the New Notes and all other required documents, must be received by the Exchange Agent prior to the Expiration Date with respect to Holders wishing to receive a like amount of Exchange Notes.

Tendering your New Notes may have tax consequences.  Please see “Certain U.S. Federal Income Tax Considerations” of the accompanying prospectus.

SUBSTITUTE FORM W-9
TO BE COMPLETED BY TENDERING HOLDERS THAT ARE U.S. HOLDERS
(INCLUDING U.S. RESIDENT ALIENS)

PAYER’S NAME: PRESTIGE BRANDS, INC.
SUBSTITUTE Form W-9	Part 1 – PLEASE PROVIDE YOUR TIN IN THE BOX TO THE RIGHT AND CERTIFY BY SIGNING AND DATING BELOW.	Taxpayer Identification Number (e.g. SSN or EIN)
Department of the Treasury Internal Revenue Service Payer’s Request for Taxpayer Identification Number (“TIN”) and Certifications
Part 2 – Certification – Under penalties of perjury, I certify that:
(1)         The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me), and
(2)          I am not subject to backup withholding because: (a) I am exempt from backup withholding, (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and
(3)          I am a U.S. citizen or other U.S. person (for U.S. federal income tax purposes).

Certification Instructions – You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest or dividends on your tax return, and have not received another notification from the IRS stating that you are no longer subject to backup withholding.

Name:
Business name (if different from above):
List Account number(s) here (optional):
Entity: ☐ Individual/Sole Proprietor  ☐ Corporation  ☐ Partnership ☐ Other:______
Address (Include Zip Code):

Signature of U.S. person: _________________________                        Date:
Part 3 Awaiting TIN ☐

NOTE:
FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN A $50 PENALTY IMPOSED BY THE IRS AND BACKUP WITHHOLDING OF 28% OF ANY CASH PAYMENTS MADE TO YOU PURSUANT TO THE EXCHANGE OFFER.  PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

NOTE:	YOU MUST COMPLETE THE FOLLOWING CERTIFICATION IF YOU CHECKED THE BOX IN PART 3 OF THE SUBSTITUTE FORM W-9.

CERTIFICATION OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a Taxpayer Identification Number has not been issued to me, and either (1) I have mailed or delivered an application to receive a Taxpayer Identification Number to the appropriate Internal Revenue Service Center or Social Security Administration office or (2) I intend to mail or deliver an application in the near future.  I understand that if I do not provide a Taxpayer Identification Number by the time of payment, 28% of all reportable cash payments payable to me thereafter will be withheld and remitted to the IRS as backup withholding.

Signature:	Date:

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
NUMBER ON SUBSTITUTE FORM W-9

Guidelines for Determining the Proper identification Number to Give the Payer. Social Security Numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employer Identification Numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the payer. All “Section” references are to the Internal Revenue Code of 1986, as amended (the “Code”).
For this type of account:	Give the SOCIAL SECURITY NUMBER OF—	For this type of account:	Give the EMPLOYER IDENTIFICATION NUMBER OF —
1. An individual’s account	The individual	6. A valid trust, estate, or pension trust	The legal entity(4)
2. Two or more individuals	The actual owner of the account or, if combined funds, the first individual on the account(1)	7. Corporate account or LLC electing corporate status on Form 8832	The corporation
3. Custodian account of a minor (Uniform Gift to Minors Act)	The minor(2)	8. Association, club, religious, charitable, educational, or other tax-exempt organization account	The organization
4. a. The usual revocable savings trust account (grantor is also trustee)	The grantor-trustee(1)	9. Partnership account or multi-member LLC	The partnership
b. So-called trust account that is not a legal or valid trust under State law	The actual owner(1)
5. Sole proprietorship account or single-owner LLC owned by an individual	The owner(3)	10. A broker or registered nominee	The broker or nominee
		11. Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity
		12. Sole proprietorship or single owner LLC not owned by an individual	The owner

1.	List first and circle the name of the person whose number you furnish. If only one person on a joint account has a Social Security Number, that person’s number must be furnished.
2.	Circle the minor’s name and furnish the minor’s Social Security Number.
3.	You must show your individual name. You may also enter your business name. You may use either your Social Security Number or your Employer Identification Number.
4.
List first and circle the name of the legal trust, estate, or pension trust.  Do not furnish the taxpayer identification number of the personal representative or trustee under the legal entity itself is not designated in the account title.

NOTE:	If no name is circled when there is more than one name listed, the number will be considered to be that of the first name listed.

OBTAINING A NUMBER.

If you do not have a Taxpayer Identification Number or you do not know your number, obtain Form SS-5, Application for a Social Security Card (for individuals), or Form SS-4, Application for Employer Identification Number, at the local office of the Social Security Administration or the IRS and apply for a number.  U.S. resident aliens who cannot obtain a Social Security Number must apply for an ITIN (Individual Taxpayer Identification Number) on Form W-7.

PAYEES EXEMPT FROM BACKUP WITHHOLDING.

Payees specifically exempted from backup withholding on ALL payments include the following:
•
An organization exempt from tax under Section 501(a) of the Code, or an individual retirement plan or a custodial account under Section 403(b)(7) of the Code, if the account satisfies the requirements of Section 401(f)(2) of the Code.

•	The United States or any agency or instrumentality thereof.
•	A state, the District of Columbia, a possession of the United States, or any subdivision or instrumentality thereof.
•	A foreign government, a political subdivision of a foreign government, or any agency or instrumentality thereof.
•	An international organization or any agency or instrumentality thereof.

Other payees that MAY BE EXEMPT from backup withholding include the following:
•	A corporation.
•	A financial institution.
•	A dealer in securities or commodities required to register in the United States, the District of Columbia or a possession of the United States.
•	A real estate investment trust.
•	A common trust fund operated by a bank under section 584(a) of the Code.
•	A trust exempt from tax under Section 664 of the Code or a trust described in Section 4947 of the Code.
•	An entity registered at all times during the tax year under the Investment Company Act of 1940.
•	A foreign central bank of issue.
•	A futures commission merchant registered with the Commodity Futures Trading Commission.
•	A middleman known in the investment community as a nominee or custodian.

Exempt payees described above that are U.S. persons should file substitute Form W-9 to avoid possible erroneous backup withholding.  If you are not a U.S. person and are not subject to backup withholding, file with the payer a completed IRS Form W-8BEN or other IRS Form W-8, as applicable.

PRIVACY ACT NOTICE.  Section 6109 requires most recipients of dividend, interest, or other payments to give Taxpayer Identification Numbers to payers who must report the payments to the IRS.  The IRS uses the numbers for identification purposes and to help verify the accuracy of your return.  Payers must be given the numbers whether or not recipients are required to file tax returns.  Payers must generally withhold 28% of certain payments to a payee who does not furnish a Taxpayer Identification Number to a payer.  Certain penalties may also apply.

PENALTIES.

(1) Penalty for Failure to Furnish Taxpayer Identification Number. If you fail to furnish your Taxpayer Identification Number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2) Civil Penalty for False Information with Respect to Withholding. If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.

(3) Criminal Penalty for Falsifying Information.  Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

(4) Misuse of Taxpayer Identification Numbers.  If the requester discloses or uses Taxpayer Identification Numbers  in violation of Federal law, the requester may be subject to civil and criminal penalties.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE IRS.

The Exchange Agent for the Exchange Offer is:

U.S. Bank National Association

In Person, By Registered or Certified Mail or Overnight Courier:

60 Livingston Avenue
St. Paul, Minnesota 55107
Attn:  Specialized Finance Department
Tel (Toll-Free): 800-934-6802

By Facsimile Transmission:
(For Eligible Institutions Only)

651-495-8158
Attn:  Specialized Finance Department